TIFF Investment Program (“TIP”)

Supplement dated June 26, 2019

to the TIP Prospectus dated April 30, 2019

This supplement provides new and additional information to the TIP prospectus dated April 30, 2019.

On June 10-11, 2019, the Board of Trustees of TIP (“Board”) approved a money manager agreement between TIP and NewGen Asset Management, Limited (“NewGen”), a new money manager managing assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”). The new money manager agreement is expected to be effective July 1, 2019.

The following paragraph is added under the heading “Money Managers and Their Strategies” on page 13 of the prospectus, after the description of Mission Value Partners, LLC:

NewGen Asset Management Limited invests primarily in equity securities in Canada. NewGen utilizes a deep fundamental research approach and risk management processes designed to capitalize on market inefficiencies. NewGen’s investment strategy utilizes short selling, and NewGen may have gross exposure of up to 180% of net assets (long exposure of up to 100% of net assets and short exposure of up to 80% of net assets). Actual long and short exposures will vary according to market conditions.

The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 26 of the prospectus, after the description of Mission Value Partners, LLC:

NewGen Asset Management Limited (Commerce Court North, Suite 2900, 25 King Street West, POB 405, Toronto, ON, Canada) is compensated in part based on assets and in part based on performance. The manager receives an asset-based fee of 1.5% per year on all assets comprising the portfolio and a performance-based fee of 10% of the portfolio’s capital appreciation, subject to a high-water mark, calculated over 12-month periods ending December 31. David Dattels (President and Portfolio Manager) founded NewGen in 2009 and has been with the firm since that time.  Chris Rowan (Portfolio Manager and Head Trader) joined NewGen in 2011 and Norm Chang (Portfolio Manager) joined NewGen in 2010 and have been with the firm since that time.

Please keep this supplement for future reference.